Exhibit 99.2

O-I Earnings Presentation Second Quarter 2010 July 28, 2010

Introduction Agenda Business discussion Financial review Business outlook Concluding remarks and Q&A Presenters Regulation G The information included in this presentation regarding adjusted net earnings relates to net earnings attributable to the Company exclusive of items management considers not representative of ongoing operations does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments. Further, the information in this presentation regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses this non-GAAP information principally for internal reporting, forecasting, and budgeting. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. It is possible the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in the tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) fluctuation in raw material and labor costs, (6) availability of raw materials, (7) costs and availability of energy, (8) transportation costs, (9) the ability of the Company to raise selling prices commensurate with energy and other cost increases, (10) consolidation among competitors and customers, (11) the ability of the Company to integrate operations of acquired businesses and achieve expected synergies, (12) unanticipated expenditures with respect to environmental, safety and health laws, (13) the performance by customers of their obligations under purchase agreements, and (14) the timing and occurrence of events which are beyond the control of the Company, including events related to asbestos-related claims. It is not possible to foresee or identify all such factors. Any forward-looking statements in this presentation are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in the company’s presentation. Al Stroucken Chairman and CEO Ed White SVP and CFO 2Q10 Earnings Presentation 1

Second-Quarter 2010 Results $0.90/sh EPS, down modestly from 2Q09 $0.98/sh EPS excluding currency translation 1.3% higher price/product mix offset modest inflation Total shipments down 1.8% YoY Volume up 1.7% excluding N. America contract renegotiations Improved regional mix offset impact of lower volume Strong growth in higher margin business Strategic footprint alignment initiative complete Positive free cash flow Strategic activities Joint venture, debt refinancing, and share repurchase 3Q10 business outlook (YoY basis) Price responsive to input cost and demand trends Volume consistent with the prior year Improved capacity utilization Incremental footprint benefits Currency headwinds Adjusted Net Earnings Per Share (1) 1 EPS exclusive of items management considers not representative of ongoing operations. A description of all items that management considers not representative of ongoing operations and a reconciliation of the GAAP to non-GAAP earnings and earnings per share can be found in the appendix to this presentation. 2Q10 Business Discussion - Highlights - 2 (at prior year currency exchange rate) $0.94 $0.98 $0.90 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 2Q09 2Q10 2Q10

Improved Price/Mix Drove Higher Segment Profit Margin Percentage ($millions) 3 2Q10 Business Discussion - Segment Operating Profit - Margins $121 $57 $103 $292 $11 $305 $114 $87 $77 $27 $287 $88 $64 $104 $31 $0 $50 $100 $150 $200 $250 $300 $350 Total Europe North America South America Asia Pacific 2Q 2009 (as reported) 2Q 2010 (at prior year currency exchange rate) 2Q 2010 (as reported)  16.2% 16.9% 15.2% 14.6% 18.4% 17.0% 22.8% 26.0% 5.9% 13.8%

Operational Improvements Offset By Unfavorable Currency Impacts 1 Reportable segment sales exclude $9 million of revenue, principally for the Company’s global equipment sales business. 2 Cost pass-through provisions include monthly or quarterly contractual cost pass-through provisions, as well as the transfer of third-party costs, such as shipping, to customers in North America. 3 The major components of the 2Q10 manufacturing and delivery line include an $18 million benefit from the strategic footprint initiative, $18 million of cost inflation, and $6 million of higher net other manufacturing and delivery costs. 4 Primarily due to the Company’s repurchase of approximately 6 million shares during 1H10. 2Q10 Financial Review - P&L Reconciliations - 4 Reportable Segments Adjusted Net Sales (1) Operating Profit Income ($ Millions) ($ Millions) (Non-GAAP EPS) 2Q09 $1,797 $292 $0.94 Price Price and product mix 23 23 0.11 Cost pass-through provision (2) (9) - - Sales volume (28) - - Manufacturing and delivery (3) - (6) (0.03) Operating expenses and other - (5) (0.02) Currency translation and re-measurement (81) (17) (0.08) Operational (95) (5) (0.02) Net interest expense - - (0.05) Retained corporate costs - - 0.05 Non controlling interests - - - Effective tax rate - - (0.04) Share count (4) - - 0.02 Non-Operational - - (0.02) Total reconciling items (95) (5) (0.04) 2Q10 $1,702 $287 $0.90

Free Cash Flow Reflects Typical Seasonal Trends, Higher Capex (2) ($millions) 1 Free cash flow equals cash provided or used by operating activities less capital spending. 2 Other operating items is comprised of retained corporate costs, noncontrolling interests, current tax expense, net interest, other non-cash charges and changes in other non-current assets/liabilities. 5 2Q10 Financial Review - Free Cash Flow (1) Reconciliation - First Half 2009 vs. First Half 2010 Change in FCF: 1Q10: ($72M) 2Q10: $10M 1H10: ($62M) Higher 1H10 Capex largely due to timing as 2009 Capex was mostly deferred until 2H09 $59 ($62) ($45) $3 $2 $7 ($112) $2 $22 ($100) ($80) ($60) ($40) ($20) $0 $20 $40 $60 $80 FCF 1H09 Segment Operating Profit Depreciation & Amortization Change in Working Capital Asbestos Related Payments CapEx Restructuring Payments Other Operating Items FCF 1H10

Issued Exchangeable Senior Notes to Fund Strategic Activities 2Q10 Financial Review - Balance Sheet and Cash Flow - Unique opportunity to adjust capital structure given highly attractive convertible market $690 million 3% coupon due 2015 $47.47 exchange price, 40% premium Coupon, well below ~6% standard market rate Avoids ~$100M of interest payments over term Funds: debt refinancing, M&A, share repurchase Highlight of Select Balance Sheet and Cash Flow Items ($ Millions) Exchangeable Senior Notes 1 Total debt less cash divided by bank credit agreement EBITDA. Current bank covenants require a maximum ratio of 3.95x. Dilutive Anti-dilutive # Shares (in Millions) Exchange Price = $47.47/sh Anti-dilutive up to 80.93/sh Anti-Dilutive / Dilutive Effect of May 2010 Exchangeable Note Offering Net of 6 Million Shares Repurchased 1H10 6 $13 $78 (7.0) (6.0) (5.0) (4.0) (3.0) (2.0) (1.0) 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 $0.00 $10.00 $20.00 $30.00 $40.00 $47.47 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00

ROIC 1 Exceeds Cost of Capital 7 2Q10 Financial Review - Capital Allocation - (Return on Invested Capital) (Trailing 12 months) Balanced Capital Allocation 1H10 Cost of Capital: ~ 9-10% Strategic Capital Allocation Drives Higher Returns $450M Debt Refinancing $200M Share Buyback $158M M&A/JV 2 $63M Non-Maintenance Capex 1 ROIC defined as segment operating profit, plus corporate expenses, less taxes and minority interest, divided by average debt and shareholders’ equity. 2 Includes Malaya Glass joint venture announced in May 2010, but closed in July 2010 7.1% 12.3% 15.7% 13.4% 12.5% 0% 5% 10% 15% 20% 2006 2007 2008 2009 2Q10

Updated Business Outlook 1 1 All items are estimates; all estimates are approximate; estimates are subject to change throughout the period. Reported results can be significantly affected by changing foreign currency exchange rates. 3Q10 and FY10 Business Outlook 8 - Retained Corp/Other: Incremental $30-40 million - Mostly due to higher pension expense - Interest expense: Incremental $20-30 million - Foreign currency: Unfavorable YoY foreign currency impact greater in 2H10 vs 1H10 at current exchange rates - Tax ETR: Approximately 26%

Concluding Remarks and Q&A Third quarter 2010 earnings dates Press release to be issued after market close Wednesday, October 27, 2010 Earnings conference call Thursday, October 28, 2010, 8:30 a.m. ET Investor relations contacts John Haudrich, VP – Investor Relations, 567.336.2700 Jason Bissell, Director – Investor Relations, 567.336.2701 Sasha Sekpeh, Investor Relations Specialist, 567.336.2355 9 2Q10 Earnings Presentation

Appendix 10 2Q10 Earnings Presentation

Reconciliation of GAAP to non-GAAP Items (2Q10) 11 Appendix Three months ended June 30 $ Millions, except per-share amounts 2010 2009 Earnings EPS Earnings EPS Net income attributable to the Company $141.1 $0.85 $149.3 $0.88 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit • Charges for restructuring and asset impairment 7.9 0.05 5.2 0.03 • Charges for note repurchase premiums and -  -  5.2 0.03 write-off of finance fees, net of related interest rate swap swap settlements Adjusted net earnings $149.0 $0.90 $159.7 $0.94 Diluted shares outstanding (millions) 166.5  170.5

Reconciliation of GAAP to non-GAAP Items (YTD 2Q10) 12 Appendix Six months ended June 30 $ Millions, except per-share amounts 2010 2009 Earnings EPS Earnings EPS Net income attributable to the Company $226.4 $1.34 $194.4 $1.15 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit • Charges for restructuring and asset impairment 7.9 0.05 52.9 0.31 • Charges for note repurchase premiums and - - 5.2 0.03 write-off of finance fees, net of related interest rate swap settlements Adjusted net earnings $234.3 $1.39 $252.5 $1.49 Diluted shares outstanding (millions) 168.6 169.5

Free Cash Flow (1) Free Cash Flow equals cash provided by operating activities less capital spending. Appendix $ Millions Three months ended June 30 Six months ended June 30 2010 2009 2010 2009 Net earnings $154.9 $162.5 $249.3 $221.3 Non-cash charges: Depreciation and amortization 99.5 100.4 198.6 195.5 Restructuring and asset impairment 8.0 5.2 8.0 55.6 All other non-cash charges 35.7 11.1 84.3 40.7 Payments and other reconciling items: Asbestos-related payments (43.2) (49.4) (77.2) (84.2) Restructuring payments (12.3) (13.0) (31.2) (33.2) Change in components of working capital (60.8) 17.8 (200.6) (155.9) Change in non-current assets and liabilities (31.7) (22.9) (56.6) (56.6) Cash provided by operating activities 150.1 211.7 174.6 183.2 Additions to PP&E (139.7) (77.5) (236.5) (124.1) Free Cash Flow (1) $10.4 $134.2 $(61.9) $59.1

Foreign Currency Exchange Rate Trends 1 Average exchange rate for the quarter. 2 Excludes the impact of remeasuring net monetary assets in Venezuela. (1) 14 Appendix FX Translation Impact on Sales, Segment Operating Profit and Non-GAAP EPS (Compared to prior year) U.S. Dollar Versus Key Currencies Annual Estimated EPS Sensitivity to a 10% Change in Exchange Rate with US$ EUR v USD 1.15 1.30 1.45 1.60 4Q 1Q 2Q 3Q 4Q AUD v USD 0.60 0.70 0.80 0.90 1.00 4Q 1Q 2Q 3Q 4Q 2008 2009 2010 $0.02 $0.03 $0.04 $0.10 $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 $0.06 $0.07 $0.08 $0.09 $0.10 Euro Australia Dollar Brazil Real Venezuela Bolivar (2) 2009 2010 $ Millions except EPS 1Q 2Q 3Q 4Q Year 1Q 2Q Sales $(246) $(208) $(72) $183 $(344) $90 $(81) Segment Operating Profit (29) (23) (10) 26 (35) (2) (17) Non-GAAP EPS (0.13) (0.10) (0.04) 0.13 (0.16) (0.01) (0.08)